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_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               November 18, 1998


                             INFOSEEK CORPORATION

                            ----------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    000-25071             77-0494507
------------------------------       -----------       ------------------
(State or other jurisdiction         (Commission        (I.R.S. Employer
      of incorporation)              File Number)      Identification No.)


                            1399 Moffett Park Drive
                          Sunnyvale, California 94089

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 543-6000


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

       (a) On November 18, 1998, Infoseek Corporation, a Delaware corporation (the "Registrant"), pursuant to that certain Agreement and Plan of Reorganization dated June 18, 1998 by and among the Registrant, Infoseek Corporation, a California corporation and wholly owned subsidiary of the Registrant ("Infoseek California"), Starwave Corporation, a Washington corporation ("Starwave"), and Disney Enterprises, Inc. ("DEI") (the "Reorganization Agreement"), the Registrant ceased to be a wholly owned subsidiary of Infoseek California and the former shareholders of Infoseek California and Starwave became the shareholders of the Registrant as a result of the Mergers as described and defined below in Item 2. In addition, also on November 18, 1998, pursuant to the Common Stock and Warrant Purchase Agreement dated June 18, 1998 by and between the Registrant and The Walt Disney Company, a Delaware corporation ("Disney") (the "Purchase Agreement"), Disney acquired 2,642,000 additional unregistered shares of common stock of the Registrant, par value of $0.001 per share ("Infoseek Delaware Common Stock") (the "Shares"), and a warrant to purchase 15,720,000 unregistered shares of Infoseek Delaware Common Stock (the "Warrant") in exchange for approximately $70 million in cash and a five year promissory note, principal amount $139 million. The Warrant vests, subject to certain acceleration events, and becomes exercisable as to one-third of the shares subject to the Warrant on each of the first three anniversaries of November 18, 1998 at an exercise price equal to 120% of the average closing sales price of the Infoseek Delaware common stock on the Nasdaq Stock Market for the thirty trading days prior to each such vesting date, subject to a $50.00 per share maximum exercise price.

       As a result of Disney's prior ownership in Starwave through its affiliate Disney Enterprises, Inc., and the purchase of the Shares and the Warrant, Disney became the owner of approximately 43% of the outstanding Infoseek Delaware Common Stock and will have the right to acquire, through the Warrant and over time, approximately 50.1% of Infoseek Delaware Common Stock on a fully diluted basis assuming exercise of all outstanding options, warrants and other rights to acquire Infoseek Delaware Common Stock (including those assumed pursuant to the Reorganization Agreement).

       (b)  Not applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       (a) On November 18, 1998, pursuant to the Reorganization Agreement the
Registrant: (i) acquired Infoseek California through the merger of ICO Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Registrant ("Infoseek Merger Sub"), with and into Infoseek California (the "Infoseek Merger"), which survived the Infoseek Merger as a wholly-owned subsidiary of the Registrant; and (ii) acquired Starwave through the merger of Starwave Acquisition Corp., a Washington corporation and a wholly-owned subsidiary of the Registrant ("Starwave Merger Sub"), with and into Starwave (the "Starwave Merger"), which survived the Starwave Merger as a wholly-owned subsidiary of the Registrant.

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       Pursuant to the Infoseek Merger, each outstanding share of the common stock, no par value, of Infoseek California ("Infoseek California Common Stock"), was converted into the right to receive one share of the registered Infoseek Delaware Common Stock. In addition, options and rights to acquire approximately 8.6 million shares of Infoseek California Common Stock outstanding under Infoseek California's option plans were assumed by the Registrant and converted into options and rights to purchase the same number of shares of Infoseek Delaware Common Stock. A Registration Statement on Form S-8 with respect to the shares of Infoseek Delaware Common Stock underlying such options and rights was filed by the Registrant on November 18, 1998.

       Pursuant to the Starwave Merger, each outstanding share of the common stock, par value of $0.01, of Starwave ("Starwave Common Stock") was converted into the right to receive 0.2649570 of a share of Infoseek Delaware Common Stock. As a result, approximately 97.8 million shares of Starwave Common Stock outstanding immediately prior to the Merger were converted into approximately
25.9 million registered shares of Infoseek Delaware Common Stock. In addition, options to acquire approximately 8.3 million shares of Starwave Common Stock outstanding under Starwave's stock option plans were assumed by the Registrant and converted into options to purchase approximately 2.2 million shares of Infoseek Delaware Common Stock. An additional Registration Statement on Form S-8 with respect to the shares of Infoseek Delaware Common Stock underlying such options was filed by the Registrant on November 18, 1998.

       The summary of the provisions of the Reorganization Agreement set forth above is qualified by reference to the Reorganization Agreement, which is incorporated herein by reference to Annex A to the Registration Statement on Form S-4 of the Registrant (the "Form S-4"), as filed with the Securities and Exchange Commission (the "Commission") on October 14, 1998.

ITEM 5.    OTHER EVENTS

       On October 2, 1998, the Board of Directors of the Registrant authorized and declared a dividend of one Right pursuant to and as defined in that certain Preferred Shares Rights Agreement dated October 2, 1998 by and between the Registrant and BankBoston, N.A. for each share of Infoseek Delaware Common Stock outstanding as of 5:00 p.m. New York time on November 18, 1998.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS

       The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

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       (b) PRO FORMA FINANCIAL INFORMATION

       The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

       (c) EXHIBITS

               2.1 Agreement and Plan of Reorganization dated as of June 18, 1998 among Infoseek Corporation, a California corporation, Infoseek Corporation, a Delaware corporation, Starwave Corporation, a Washington corporation, and Disney Enterprises, Inc., a Delaware corporation. (1)

               4.1  Specimen Stock Certificate of Registrant (2)

               4.2 Preferred Shares Rights Agreement dated October 2, 1998 by and between Registrant and BankBoston, N.A. (3)

              23.1  Consents of experts (4)

              27.1  Financial Data Schedules (4)

              99.1  Financial Statements (4)

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               (1)  Incorporated by reference to Annex A-1 to Registrant's
                    Registration Statement on Form S-4, Registration No. 333-65635, as filed with the Commission on October 14, 1998 (the "Form S-4").

               (2)  Incorporated by reference to Exhibit 4.1 to the Form S-4.

               (3) Incorporation by reference to Registrant's Registration Statement on Form 8-A, filed with the Commission on November 17, 1998.

               (4)  To be filed by amendment as applicable.

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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INFOSEEK CORPORATION

Date:  December 2, 1998    By:  /s/ Leslie E. Wright
                               ---------------------------
                           Leslie E. Wright
                           Senior Vice President, Chief Operating Officer
                           and Chief Financial Officer